Exhibit 99.1

1 Cowen Consumer Conference January 2008

2 Safe Harbor This presentation contains certain forward-looking statements, which reflect management's expectations regarding future events and operating performance and speak only as of the date hereof. Forward-looking statements involve a number of risks and uncertainties. A description of factors that could cause actual results to differ materially from those expressed in, or underlying, these forward-looking statements is detailed in the Company’s press releases and filings with the Securities and Exchange Commission, and include the following factors: the improvement in period over period comparable store sales is not necessarily indicative of future results and is subject to shifting consumer preferences, economic conditions, weather, and competition, among other factors; and the results for past fiscal years, the first three quarters of 2007, and fourth quarter actual and estimated results are not necessarily indicative of future results. In addition, this presentation includes certain non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to their corresponding GAAP measures are included herein. Any estimates for 2007 and projections for 2008 are preliminary and are subject to change as results may vary.

3 Paul Murphy CEO & President

4 Our Concepts Northeast West Coast 33 States Geographic Footprint <1% 17% 82% % of 2006 Revenue 0 3 121 Licensed 69 0 0 Franchised 1 77 337 Company-owned 70 80 458 Restaurants A Leading Fast Casual Operator with 612 Restaurants Note: Reflects year-end store counts

5 Distinct Brands with Loyal Customer Following Continued Turnaround Efforts Driving Results Disciplined Management Team Accelerating Unit Growth Driven by Attractive Returns Positive Comparable Sales with Significant AUV Upside Demonstrated Financial Performance Investment Highlights

6 Our Stores Units Average ~ 2,400 Square Feet Average 40 Seats Strong Street Presence and Good Signage Vast Majority in Retail Centers Supported by 5 USDA Inspected Commissaries and 13 Distribution Centers

7 Focus on Fresh, High Quality Food Baked Onsite Locally-Sourced Made-to-Order Offerings Our Food Customer Experience Strong Neighborhood Identity Community Atmosphere Loyal Customer Base Differentiated Concept

8 A Leader in Breakfast Daypart A Leading Fast Casual Concept with a Strong Focus on Breakfast $230+ Million in Breakfast Daypart Sales Opportunity for Expansion Segment Highly Under Penetrated Our Daypart Breakdown - 2007 Afternoon 8% Lunch 29% Breakfast 63% Breakfast % of Total Restaurant Traffic 11 19 0 5 10 15 20 25 1999 2006 % Source: Technomics

9 Turnaround Driving Profitability Closed Underperforming Stores Store Manager Compensation Linked To Driving Sales, Profitability and Hospitality Disciplined Approach To Product Development Broadened Menu To Capture Additional Dayparts

10 Store Level Turnaround Improvement in Store Level Economics AUV ($000s) As a % of Sales COGS Labor Operating Expenses ROP ($000s) ROP (%) December 2004 $ 767 31.0% 31.0% 9.4% $ 134 17.5% September 2007 $ 896 29.4% 29.5% 9.5% $ 191 21.3% Number of Restaurants 445 406 $ In Thousands

11 Thirteen Consecutive Quarters of Positive Same Store Sales Growth 3.3 5.2 5.3 1.0 4.7 3.3 3.7 6.3 4.6 6.3 5.9 3.9 2.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07E Same Store Sales Growth %

12 784 896 866 827 767 700 725 750 775 800 825 850 875 900 2003 2004 2005 2006 LTM (3Q07) Demonstrated Financial Performance Adjusted EBITDA (1) 24 41 38 35 25 28 20 25 30 35 40 45 2003 2004 2005 2006 3Q06 YTD 3Q07 YTD ($ In Millions) AUV Improvement ($ In Thousands) Annual AUV (1) is Driving Profitability (1) Stores open > one year (2) (1) Adjusted EBITDA = Earnings before interest, taxes, depreciation, amortization, other income, disposals, and impairments (2) Initial year of adoption of SFAS 123R

13 Disciplined, Experienced Management Team Paul Murphy Dan Dominguez Rick Dutkiewicz Jim Hood CEO & President Chief Operating Officer Chief Financial Officer Chief Marketing Officer Name Title Years of Experience Prior Experience 25 32 24 28 R&A Foods, S&A Restaurants Koo Koo Roo Restaurants, Bakers Square Vari-L Company, Inc., Coleman Natural Products, KPMG Y&R, Lehman Brothers, First Boston

14 Multiple Growth Initiatives Open Company Owned Units Expand Licensing Drive AUV & Comp Store Sales Franchise Units

15 Under Penetrated Footprint Licensed Company-Owned Licensed Franchised Company-Owned Legend

16 Expand Company Owned Locations Increase Market Density – Leverage Brand 12 New Locations in 2007 2008 Activity: New Stores Redefining Unit Economics (1) $950K Run Rate AUV 38% Cash on Cash Returns Cash Investment ~ $550K (2) Disciplined Real Estate Strategy (1) Results based on last 5 stores opened (2) Including pre-opening expenses, but net of tenant improvement allowance 23 Total 4 Negotiating LOIs 9 Signed LOIs 10 Signed Leases

17 Licensing – Fast Growth, High Margin, Brand Building 124 Locations at January 1, 2008 31 New Locations In 2007 35 – 45 New Locations in 2008 Well Capitalized Companies Prominent Locations AUV of $418K and Average Royalty Rate of 7.0% 6 Key License Relationships Account For 90% Of License Stores... Under Penetrated Licensed Locations 0.2 5.6 3.2 1.0 0.4 0 1 2 3 4 5 6 Travel College Campuses Hospitality Military Bases Healthcare 100%

18 Capital Efficient Expansion Targeting New MSAs Sell Units in Under Penetrated MSAs Two Development Agreements Signed Franchise Pipeline is Growing Expand Franchise Presence FRANCHISING STRATEGY & TACTICS

19 Sample Einstein Store Flow Through AUV Contribution Margin Contribution $ CapEx Upfront Fee Company Owned $ 896 21.3% $191 ($550) $0 Licensed Store $ 418 7.0% $29 $0 +$12.5 $ 896 5.0% $45 $0 +$35 Franchised Store $ In Thousands Flow Through On A Per Store Basis (1) Reflects weighted average royalty rate of system (2) Assuming new franchised stores perform comparably to company owned stores (1) (2)

20 Robust Product Pipeline, Expanded Menu Driving Sales

21 New Store Prototype – Enhancing Guest Experience Key Element Objective Results Reduce Guest Wait Time and Drive Traffic Improve Speed of Service and Order Accuracy Introduce Expanded Coffee Offering Showcase Expanded Offerings Decreased Wait Time Increased Throughput and Order Accuracy Increased Coffee Awareness Increased Sales of Impulse Items

22 Prototype Store Format Driving AUV 35 Restaurants Upgraded in 2007 5% – 6% Improvement in Comparable Store Sales 40+ Planned Upgrades in Both 2008 and 2009 Upgraded Store Economics Increase in AUV (1) +$55k Flow Through $31k Margin 57% CAPEX / Remodel (1) $100k Cash on Cash Return 31% (1) Results based on 23 upgrades completed in 2006 and 27 upgrades completed through Q3 2007

23 Organic Growth Pricing New Products Coffee Catering Store Upgrades Wireless / KDS Seasonal Hours Loyalty Program Sampling Comp Store Sales Drivers Initiatives in Place

24 Rick Dutkiewicz Chief Financial Officer

25 Historical Results Revenue $373.9 $389.1 $390.0 $290.8 $297.7 Gross Profit 67.2 73.7 78.6 55.2 59.4 Adjusted EBITDA (1) 35.4 37.6 41.1 25.1 28.1 Operating Income 7.6 11.3 24.2 10.9 11.4 2004 2005 2006 2006 2007 First 3 Quarters Co-Owned Units 453 435 416 419 412 Licensed/Franchised 236 191 182 185 186 Comps (1.9%) 5.2% 4.5% 4.3% 3.8% Other Data $ In Millions (1) Adjusted EBITDA = Earnings bef ore interest, taxes, depreciation, amortization, other income, disposals, and impairments

26 (65) 28 3 (16) (41) 52 -80 -60 -40 -20 0 20 40 60 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 Improved Unit Volumes 30 63 71 73 57 112 0 20 40 60 80 100 120 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 3Q 2007 System AUV Distribution (No. of Stores) Change in Company Owned Stores AUV Distribution 2004 – 3Q 2007 (No. of Stores)

27 Driving Profitability 4.9 23.0 19.5 16.5 12.5 27.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 LTM Contribution Margin (3Q07) (%) Company-wide Margin: 21% Restaurant Operating Profit ($ In Millions) 58.3 77.1 73.5 66.4 59.1 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 2003 2004 2005 2006 LTM (3Q07) 32% Growth

28 Compelling Cash on Cash Returns $ In Thousands Unit Economics Average Trailing 12-Month Sales (September 2007) (1) Restaurant Operating Profit Margin Investment Cost (2) Cash on Cash Return $ 896 $ 191 21% $ 550 35% (1) Average store sales number includes company owned stores only (2) Including pre-opening expenses, but net of tenant improvement allowance

29 Ongoing AUV Growth Will Drive Profitability Company Restaurant Profitability AUV ($000s) As a % of Sales COGS Labor Operating Expenses ROP ($000s) ROP (%) December 2004 $ 767 31.0% 31.0% 9.4% $ 134 17.5% September 2007 $ 896 29.4% 29.5% 9.5% $ 191 21.3% $ 975 29.3% 29.0% 9.6% $ 215 22.0% Three Year Goal Key Drivers: Menu Management Leverage Labor Cost $ In Thousands

30 Financial Targets and Goals Comparable Store Sales Growth 2.5% - 3.5% Revenue Growth 6.0% - 8.0% EBITDA Growth 12.0% - 14.0% Net Income Growth +15.0% Key Financial Goals 5 Year CAGR Drivers Growth in Number of Restaurants New Product Launches Growing High Margin Royalty Revenue Growth in ROP Reduction in Interest Expense Minimal Cash Taxes

31 Valuable Deferred Tax Assets Deferred Tax Asset $151.9 Million in Net Operating Losses x 35% Federal Tax Rate = $53.2 Million in Cash Tax Savings x Discounted at 7.5% Cost of Debt = Estimated Value Creation for Shareholders $38 Million Asset Not Reflected On Balance Sheet Due To Valuation Allowance Approximately $2.30 in per share value

32 Investment Highlights Distinct Brands with Loyal Customer Following Continued Turnaround Efforts Driving Results Disciplined Management Team Accelerating Unit Growth Driven by Attractive Returns Positive Comparable Sales with Significant AUV Upside Demonstrated Financial Performance

33 Q & A